                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                          Date of Report: July 26, 2006

                               OUTLOOK GROUP CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Wisconsin                   000-18815                   39-1278569
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

1180 American Drive, Neenah, Wisconsin                           54956
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code:
                                 (920) 722-2333
                                 --------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE: OUTLOOK GROUP CORP. ("OGC") HAS FILED A FORM 15 TO SUSPEND ITS 1934 ACT REPORTING OBLIGATIONS AS A RESULT OF THE TRANSACTIONS DESCRIBED BELOW. IT IS NONETHELESS VOLUNTARILY FILING THIS REPORT FOR INFORMATIONAL PURPOSES.

                                      * * *

Item 8.01. Other Events.

      On July 26, 2006, OGC announced that it had closed the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") with Vista Group Holdings, LLC ("Vista") and Vista Acquisition Corp., a wholly-owned subsidiary of Vista formed for purposes of the transaction.

      Under the Merger Agreement, OGC was acquired in a cash transaction for per share consideration of $13.50. Formerly outstanding OGC shares have now been converted into the right to receive that amount of cash and no longer represent an ownership interest in OGC.

      As a result of the closing of the merger transaction described above, the common stock of OGC is being delisted from the NASDAQ Global Market. Also as a result of the transactions under the Merger Agreement, OGC is now a wholly-owned subsidiary of Vista and, at the designation of Vista, each of the directors of OGC has submitted his resignation.

      For further information, reference is made to the press release attached as Exhibit 99.1.

Item 9.01. Exhibits

Exhibit 99.1 Press release of OGC dated July 26, 2006

                                    * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2006                OUTLOOK GROUP CORP.
                                    (Registrant)

                                    By:   /s/ Paul M. Drewek
                                          ------------------------------------
                                          Paul M. Drewek
                                          Chief Financial Officer


                                       3